UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015 (January 12, 2015)

NEW ENTERPRISE STONE & LIME CO., INC.
(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77
New Enterprise, PA 16664
(Address of principal executive offices)

(814) 766-2211
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment No.1 to the Quarterly Report on Form 8-K/A (the “Form 8-K/A”) of New Enterprise Stone & Lime Co., Inc. for January 12, 2015, filed with the Securities and Exchange Commission on January 12, 2015 and amended on January 13, 2015 (the “Amendment No. 1”), is to furnish a corrected exhibit index which includes the proper date.

No other changes have been made to the Original Form 8-K.  This Form 8-K/A does not reflect events that may have occurred subsequent to the filing date of the Original Form 8-K.

Item 8.01                                           Other Information

On January 12, 2015, New Enterprise Stone & Lime Co., Inc. (the “Company”) issued a press release announcing its third quarter earnings conference call to be held on Friday, January 23, 2015 at 9:00 a.m. ET.
A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits.

No.        Description

99.1	Press Release dated January 12, 2015

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Executive Officer and Secretary

Date: January 12, 2015

EXHIBIT INDEX

No.	Description

99.1	Press Release dated January 12, 2015